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                                                                     Exhibit 4.1
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   NUMBER        THE CHILDREN'S PLACE RETAIL STORES, INC.         SHARES
C
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INCORPORATED UNDER THE LAWS                                 CUSIP 168905 10 7
OF THE STATE OF DELAWARE                                     SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

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THIS CERTIFIES THAT



is the owner of
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 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.10
                                  PER SHARE OF

==================THE CHILDREN'S PLACE RETAIL STORES, INC.======================

                              CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

      This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     COUNTERSIGNED AND REGISTERED:
                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                          (NEW YORK, N.Y.)  TRANSFER AGENT
                                                             AND REGISTRAR
                                     BY
                                                              AUTHORIZED OFFICER

      Steven Balasiano                                  Ezra Dabah
               VICE PRESIDENT             CHAIRMAN AND CHIEF EXECUTIVE OFFICER
GENERAL COUNSEL AND SECRETARY

                   THE CHILDREN'S PLACE RETAIL STORES, INC. *
                                    CORPORATE
                                      SEAL
                                      1988
                                    DELAWARE

(c) SECURITY-COLUMBIAN  UNITED STATES BANKNOTE COMPANY 1960
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                    THE CHILDREN'S PLACE RETAIL STORES, INC.

      The Corporation will furnish without charge to each stockholder who so requests a statment of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
                              UNIF GIFT MIN ACT - ________ Custodian __________
                                                   (Cust)              (Minor)
TEN ENT - as tenants by the entireties       under Uniform Gifts to Minors
                                             Act __________________
JT TEN  - as joint tenants with right of              (State)
          survivorship and not as tenants
          in common

     Additional abbreviations may also be used though not in the above list.

  For value received, the undersigned hereby sells, assigns and transfers unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
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to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated
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                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.